Exhibit 10.42


                                SECOND ALLONGE TO
                               EQUIPMENT LOAN NOTE


This modification made this 8th day of March, 2001 to the Equipment Loan Note dated June 10, 1999, as amended, payable to the order of FLEET NATIONAL BANK, Successor in Interest to Summit Bank ("Note") and to which Note these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Note, the last sentence of the second paragraph of the Note is hereby amended to read as follows:

              The term "Conversion Date" is defined as a date which is no more than twenty-seven (27) months from the date hereof.

Except as specifically modified herein, all of the terms and conditions of the Note shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Note.


Witness:                                       OSTEOTECH, INC.
                                               A Delaware Corporation

/s/ Mark H. Burroughs                              By:/s/   Michael J. Jeffries
---------------------                                 -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Executive Vice President

Witness:                                       OSTEOTECH INVESTMENT
                                               CORPORATION
                                               A New Jersey Corporation

/s/ Mark H. Burroughs                              By:/s/  Michael J. Jeffries
---------------------                                 ------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Executive Vice President

Witness:                                       CAM IMPLANTS, INC.
                                               A Colorado Corporation

/s/ Mark H. Burroughs                              By: /s/  Michael J. Jeffries
---------------------                                  ------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Chief Financial Officer
Signatures continued ......

 ............ continuation of signatures to Second Allonge to Equipment Loan Note


Witness:                                      OSTEOTECH, B.V.
                                              A Company of The Netherlands

/s/ Mark H. Burroughs                             By: /s/  Michael J. Jeffries
---------------------                              ---------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                      H.C. IMPLANTS, B.V.
                                              A Company of The Netherlands

/s/ Mark H. Burroughs                             By: /s/  Michael J. Jeffries
---------------------                              ---------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                      CAM IMPLANTS, B.V.
                                              A Company of The Netherlands

/s/ Mark H. Burroughs                             By: /s/  Michael J. Jeffries
---------------------                              ---------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                      OSTEOTECH/CAM SERVICES, B.V.
                                              A Company of The Netherlands

/s/ Mark H. Burroughs                             By: /s/  Michael J. Jeffries
---------------------                              ---------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


Witness:                                      OST DEVELOPPEMENT
                                              A Corporation of France

/s/ Mark H. Burroughs                             By: /s/  Michael J. Jeffries
--------------------                               ---------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Managing Director


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